UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2014

Commission file number 1-14998

ATLAS PIPELINE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	23-3011077
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

Park Place Corporate Center One

1000 Commerce Drive, 4th Floor

Pittsburgh, Pennsylvania 15275-1011

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (877) 950-7473

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (127 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (27 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (27 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On May 12, 2014, Atlas Pipeline Partners, L.P. (the “Partnership”) entered into an Equity Distribution Agreement (the “EDA”) with Citigroup Global Markets Inc., Wells Fargo Securities, LLC and MLV & Co. LLC (together, the “Sales Agents”) to sell up to $250 million in aggregate gross sales of the Partnership’s common units representing limited partner interests (the “Common Units”) from time to time through an “at the market” equity offering program.

Pursuant to the EDA, the Common Units may be offered and sold through the Sales Agents in transactions that are deemed to be “at the market” offerings as defined in Rule 415 of the Securities Act of 1933, as amended, including sales made by means of ordinary brokers’ transactions directly on the New York Stock Exchange, as well as in privately negotiated transactions. The EDA provides that each Sales Agent, when it is acting as the Company’s agent, will be entitled to compensation of up to 2.00% of the gross sales price of the Common Units sold through such Sales Agent from time to time. The Partnership may also sell Common Units to each Sales Agent as principal for such Sales Agent’s own account at a price agreed upon at the time of sale. The Partnership has no obligation to sell any of the Common Units under the EDA and may at any time suspend solicitation and offers under the EDA. A copy of the EDA is attached as Exhibit 1.1 to this Current Report and is incorporated by reference herein.

The Partnership expects to issue the Common Units pursuant to the Partnership’s registration statement on Form S-3 (File No. 333-194075), subject to such registration statement being declared effective by the Securities and Exchange Commission (the “Commission”). The Partnership will file a final prospectus with the Commission in connection with the offer and sale of the Common Units prior to the offer and sale of any Common Units under the EDA.

Citigroup Global Markets Inc., Wells Fargo Securities, LLC and MLV & Co. LLC and their affiliates have each provided, and may in the future provide, various investment banking and advisory services to the Partnership from time to time for which they have received, and may in the future receive, customary fees and expenses.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Equity Distribution Agreement dated May 12, 2014, by and between Atlas Pipeline Partners, L.P. and Citigroup Global Markets Inc., Wells Fargo Securities, LLC and MLV & Co. LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS PIPELINE PARTNERS, L.P.
By: Atlas Pipeline Partners GP, LLC, its general partner

Date: May 13, 2014	By:	/s/ Robert W. Karlovich, III
	Name:	Robert W. Karlovich, III
	Its:	Chief Financial Officer of the General Partner

EXHIBIT INDEX

Exhibit No.	Description

1.1	Equity Distribution Agreement dated May 12, 2014, by and between Atlas Pipeline Partners, L.P. and Citigroup Global Markets Inc., Wells Fargo Securities, LLC and MLV & Co. LLC